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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 10, 1999, included in Webb Interactive Services, Inc.'s Form 10-KSB for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement on Form S-3.

/s/ Arthur Andersen LLP
Denver, Colorado
September 23, 1999